                      OPPENHEIMER QUEST VALUE FUND, INC.
                  Supplement dated September 24, 2004 to the
                      Prospectus dated December 23, 2003

This Prospectus supplement replaces the supplement dated January 9, 2004 and is in addition to the supplement dated July 6, 2004. This supplement amends the Prospectus as follows:

1.    The paragraph entitled "The Manager's Fees" under the section "How the
Fund is Managed" on page 12 is deleted and replaced with the following:

The Manager's Fees.  Effective January 1, 2004, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow:
      0.90% of the first $400 million of average annual net assets of the
      Fund, 0.85% of the next $400 million, 0.80% of the next $400 million,
      0.70% of the next $400 million, 0.65% of the next $400 million and
      0.60% of average annual net assets in excess of $2 billion.  From June
      15, 2003 through December 31, 2003, the annual advisory fee rate was:
      0.90% of the first $400 million of average annual net assets of the
      Fund, 0.85% of the next $600 million, 0.80% of the next $2 billion,
      0.70% of the next $1 billion, 0.65% of the next $1 billion and 0.60% of average annual net assets in excess of $5 billion. Prior to June 15,
      2003, the annual advisory fee was: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million,
      0.85% of the next $2.2 billion, 0.75% of the next $1 billion and 0.65%
      of average annual net assets in excess of $4 billion.  The Fund's management fee for its last fiscal year ended October 31, 2003 was
      0.92% of average annual net assets for each class of shares.

2.    The following new section is added to the end of the section captioned
"How the Fund is Managed," immediately following the paragraph titled
"Portfolio Manager" on page 13:

PENDING  LITIGATION.  Six law suits have been filed as putative derivative and class actions against the Fund's investment Manager,  Distributor and Transfer
Agent,  some of the  Oppenheimer  funds  including  the Fund and  Directors or
Trustees of some of those funds,  excluding the Fund.  The  complaints  allege that the Manager  charged  excessive  fees for  distribution  and other costs, improperly  used  assets  of the  funds  in the  form  of  directed  brokerage commissions  and 12b-1 fees to pay  brokers to  promote  sales of  Oppenheimer funds,  and failed to properly  disclose  the use of fund assets to make those payments  in  violation  of the  Investment  Company  Act and  the  Investment
Advisers Act of 1940. The complaints  further allege that by permitting and/or participating  in  those  actions,  the  defendant  Directors  breached  their fiduciary duties to fund shareholders  under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004,  September 3, 2004,
September 14, 2004,  September 14, 2004,  September 21, 2004 and September 22,
2004,  respectively,  in the U. S. District Court for the Southern District of
New York. The complaints seek unspecified  compensatory and punitive  damages, rescission of the funds' investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager  and the  Distributor  believe the claims  asserted in these law suits to be without merit, and intend to defend the suits vigorously.  The
Manager  and the  Distributor  do not  believe  that the  pending  actions are likely to have a material  adverse  affect on the Fund or on their  ability to perform their respective  investment advisory or distribution  agreements with the Fund.

September 24, 2004                                            PS0225.029